EXHIBIT 32.1
CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF MISCOR GROUP,
LTD. PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of MISCOR Group, Ltd. (the “Company”) for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certified, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April l4, 2011

/s/ Michael P. Moore
Name:	Michael P. Moore
Title:	President and Chief Executive Officer

/s/ Marc Valentin
Name:	Marc Valentin
Title:	Chief Accounting Officer

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